Exhibit 99.1

Exhibit 99.1

HomeAway Investor Presentation

August 2012

Safe Harbor Statement

This presentation contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management as well as illustrations or examples that appear to show predictions of future results. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth and sales opportunities, potential market opportunities, the effects of competition and the effects of tiered pricing.

Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. You should reach our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2012, our Proxy Statement filed with the SEC on April 27, 2012 and our latest Quarterly Report on Form 10-Q filed with the SEC on August 3, 2012 completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

© Copyright 2012 HomeAway, Inc. 2

Our Mission

To make every vacation rental in the world available to every traveler in the world through our online marketplace

Vacation Rental Owners/Managers

To be their most effective marketing partner and #1 source of bookings

Travelers

To make finding, selecting and renting a vacation home as easy as booking a hotel

© Copyright 2012 HomeAway, Inc. 3

The World’s Largest Vacation Rental Marketplace

Key Facts

Headquartered in Austin, TX 168 countries, 16 languages 1,116 employees1 ~735,000 listings2

Revenues Revenues

($MM)

230

168

120

82

54

18

2006 2007 2008 2009 2010 2011

Simple Business Model

Owners/managers pay ~$300 to list properties Free for travelers ~90% annual subscription revenues

Free Cash Flow

($MM) 64

51

34 32

24

(1)

2006 2007 2008 20093 2010 2011

1 As of 6/30/2012

2 Paid vacation rental listings as of 6/30/12

3 Includes Headquarter CapEx of $4.9MM

© Copyright 2012 HomeAway, Inc. 4

Why Invest in HomeAway?

Large, highly fragmented vacation rental industry presents huge opportunity

Clear market leader with powerful global footprint

Compelling value proposition for vacation rental owners/managers and travelers

Strong network effects and significant competitive advantages

Rapidly growing, highly predictable and profitable subscription-based business model

Industry disruption provides numerous growth opportunities

© Copyright 2012 HomeAway, Inc. 5

Transforming an $85Bn, Highly Fragmented Industry

19.6MM Vacation Homes

US and Europe

Rented

6.1MM

Not HomeAway

Rented Listings

13.5MM (735K)1

Number of Properties

US and Europe

6.1 Million

0.2 Million

Vacation Hotels

Rentals

1 Global paid vacation rental listings as of 6/30/2012

2 According to November 2010 Radius Global Market Research survey titled “Market Sizing Study”

6.1MM Properties x 16 Average Weeks Rented per Year x $882 Average Rental Rate

~$85 Billion2

Highly Fragmented Supplier Base Ideal for Market Maker

© Copyright 2012 HomeAway, Inc. 6

Platform Player With Significant Addressable Market

Key Players in Value Chain

Vacation Rentals

Hotels

Supply

Services

Demand

Take Rate

HomeAway Addressable Market

~15%

<3%

$85 Billion Industry x 10% Take Rate

$8.5 Billion

© Copyright 2012 HomeAway, Inc. 7

Outstanding Value Proposition for Owners/Managers

Outstanding Value Creation

~40x: ~$13,000

Estimated ROI for

Owners/Managers

~$3361

Annual Listing Fee Estimated Annual

Rental Income

Strong Growth in Listings2

(000’s) 640

517

433

338

2008 2009 2010 2011

1 As of 6/30/2012

2 Paid vacation rental listings as of 12/31 each year

© Copyright 2012 HomeAway, Inc. 8

Compelling Value Proposition for Travelers

"A greatly increased use of apartments and vacation homes in place of standard hotels is the most pronounced trend in travel…" Arthur Frommer, December 13, 2010

Example: Family Trip to Disney





Vacation Rental



- 4 bedroom house in Orlando
- 3,000 sq.ft. plus private pool
- $214/night or $1,500/week

Hotel



- Hyatt Regency, Orlando
- 400 sq.ft., 2 beds, 1 bath
- $300/night or $2,100/week

	Vacation Rental	Hotel
Wider Selection	✓	✗
Lower Total Cost	✓	✗
Additional Space	✓	✗
Increased Privacy	✓	✗
Multiple Bedrooms	✓	✗
Multiple Bathrooms	✓	✗
Personal Kitchen	✓	✗
Common Living Areas	✓	✗
Private Swimming Pools	✓	✗

HomeAway
© Copyright 2012 HomeAway, Inc.
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Global Vision and Platform

Travel is a Global Experience for Consumers



- **168 countries** with vacation rentals listed on HomeAway websites
- **19 countries** with dedicated HomeAway websites
- **8 countries** with HomeAway offices

International HomeAway Websites

United Kingdom	Canada	Spain	Argentina	Brazil
Sweden	Austria	Finland	France	Australia
Portugal	India	Italy	Norway	Columbia
Denmark	Germany	Mexico	The Netherlands	

Market Leader

U.S.	✓
Germany	✓
Spain	✓
France	✓
U.K.	✓
Italy	✓
Brazil	✓

Brand Portfolio

HomeAway
VRBO
HomeAway Holiday-Rentals
HomeAway FeWo-direkt
AlugueTemporada
BedandBreakfast.com
Owners Direct
Homelidays
VacationRentals.com
Abritel
Toprural

HomeAway
© Copyright 2012 HomeAway, Inc.
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Proprietary, Trusted Platform

Commitment to Trust & Security

3381 customer service personnel

Proprietary mix of cutting-edge technology and business processes

1	As of 6/30/2012

© Copyright 2012 HomeAway, Inc. 11

Network Effect is the Greatest Competitive Advantage

Global Presence

Trust and Security

Product and Technology Innovation

Marketing

© Copyright 2012 HomeAway, Inc. 12

Multiple Growth Drivers

Increase Number of Listings

Through…

Best User Experience Awareness Marketing Property Manager Channel New Geographies New Market Segments

x

Increase Revenue Per Listing

Reflected in…

Average Revenue Other per Listing Revenue

??Base Price ??Online Payments

??Market-Based / ??Online Bookings Tiered Pricing ??Traveler Products

??Cross-selling / add-ons

??Geographic Bundles

© Copyright 2012 HomeAway, Inc. 13

Tiered Pricing Illustration

GAAP time lag

Current position

Current position

All Other

AB, HR, FEWO

VRBO

GAAP time lag

© Copyright 2012 HomeAway, Inc. 14

A Closer Look at Tiered Pricing….

Reduction in discounts is part of the Q2 story, but Tiered Pricing continues to be the main growth driver


Q2 2012 Growth Waterfall
18%
-3%
5%
20%
Q2 2011
TP
Other Add-Ons
Discounts
Q2 2012
%s represent growth relative to prior year ASP

The impact of Tiered Pricing alone in Q2 was 18%, an update from the 21%figure discussed on our Q2 '12 earnings call. Based on the revised calculation, ASP growth of ~20% was positively impacted by a decline in discounts in Q2 '12 due to lapping last year's anniversary campaign.

We expect overall ASP to continue to increase given:

- low current penetration of Tiered Pricing;
- more full-year sales as we lap a complete year; and
- upcoming base & tier price increases.

These factors will continue to offset lower adoption of other add-on products

Discounts are more variable as we use them to drive new and renewal listings.

© Copyright 2012 HomeAway, Inc.
15

Payments and Ancillary Products Illustration

© Copyright 2012 HomeAway, Inc. 16

Delivering Against Long-Term Strategy

Phase I = '05-'10 Consolidation

CyberRentals vacation properties
GREAT RENTALS
A1 Vacations A HomeAway Company
Owners Direct from HomeAway
VRBO® from HomeAway®
VacationRentals.com from HomeAway®
Homelidays
HomeAway® FeWo-direkt®
Holiday-Rentals® from HomeAway®
Alugue Temporada grupo HomeAway®

Phase II = '07-'11 Professionalization

World-Class Capabilities

Operations

- General management
- SEO
- Marketing
- Sales
- M&A
- Customer service

Product

- Agile development
- Global teams
- Secure IT

Stable Profit Model

- Non-cyclical
- Disciplined approach to adding cost

Phase III = Now Optimization

Single Network



World-Class User Experience



e-Commerce



Phase IV = Future Going Mainstream

The catalyst for the travel industry's #1 consumer trend

- Marketing Leadership: viral/social, broad reach, and nontraditional
- Supply Leadership: migrating offline renters online

Future Monetization Opportunities

- Price-to-value
- Regional/global distribution packages
- Payments and online booking
- Traveler products such as insurance
- OTA distribution

HomeAway®
© Copyright 2012 HomeAway, Inc.
17

World-Class Management Team and Investors

Highly Experienced Management Team Previous Experience

Brian Sharples Co-founder, President &

Chief Executive Officer

Carl Shepherd Co-founder,

Chief Strategy Officer

Lynn Atchison Chief Financial Officer

Brent Bellm Chief Operating Officer

Tom Hale Chief Product Officer

Ross Buhrdorf Chief Technology Officer

Blue-Chip Investors

© Copyright 2012 HomeAway, Inc. 18

Predictable, Profitable, Cash-Rich Business Model

Predictable	Subscription-Based Revenue Model High Renewal Rates (75%+)
+	**+**
Profitable	Leveraged Cost Structure High Degree of Control over Margins
+	**+**
Free Cash Flow	Annual Up-front Cash (~90%) Low Capital Expenditures

HomeAway
© Copyright 2012 HomeAway, Inc.
19

Strong and Consistent Revenue Growth


Revenue
($MM)
2Q'10 - 2Q'12 CAGR: 37.1%
80
70
60
50
40
30
20
10
0
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12

HomeAway
© Copyright 2012 HomeAway, Inc.
20

Recurring and Diversified Revenue Streams

Subscription-Driven 1 Strong Renewal Globally Diversified 1 2

76% 77% Rest of World

Other 74% 73% 2%

16% Europe

38%

60%

84%

Listings 2008 2009 2010 2011 United States

1 As of 6/30/2012

2 Based on revenues from our current portfolio of websites in 19 countries

3 Includes Brazil and Australia

© Copyright 2012 HomeAway, Inc. 21

Highly Efficient Operating Model with Strong Cash Flows

Adjusted EBITDA

($MM)

? High EBITDA margins

? Operating leverage from scale

? Efficient operating expenses

66.8

43.2

34.8

24.8 30.6 28.4

2008 2009 2010 2011 6 MOS. 6 MOS.

2011 2012

Margin: 32% 30% 25% 29% 26% 26%

1	2009 CapEx includes Leasehold Improvement Additions (Headquarter CapEx) of $4.9MM

Free Cash Flow

($MM)

? Seasonality

? Best financial indicator

? Low capital expenditures

64.0

51.5

46.2

33.9 32.3 35.0

2008 2009 2010 2011 6 MOS. 6 MOS.

2011 2012

CapEx: $4.5 $12.61 $10.4 $13.0 $5.8 $11.3

© Copyright 2012 HomeAway, Inc. 22

Average Revenue per Listing Trend

Influenced by…

Pricing changes

Entry into new markets

Short season products

Revenue recognition policy

FX

© Copyright 2012 HomeAway, Inc. 23

Why Invest in HomeAway?

Large, highly fragmented vacation rental industry presents huge opportunity

Clear market leader with powerful global footprint

Compelling value proposition for vacation rental owners/managers and travelers

Strong network effects and significant competitive advantages

Rapidly growing, highly predictable and profitable subscription-based business model

Industry disruption provides numerous growth opportunities

© Copyright 2012 HomeAway, Inc. 24